Derivatives and Hedging (Tables)	9 Months Ended
Sep. 30, 2024
Derivatives and Hedging [Abstract]
Schedule of Foreign Currency Derivatives

						Fair Value Gain (Loss)
	Notional Amount	Pay Rate	Receive Amount	Receive Rate	Maturity	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2024
Cross-currency swaps (a)	$542	5.371%	€500 million	3.50%	2031	$16	$(1)

(a)
Notional amount reflects the aggregate amount we received in U.S. dollars upon execution of the cross-currency swaps in exchange for transferring the receive amount to the counterparties of the cross-currency swaps. As a result of the cross-currency swaps relating to the Euro Notes, our all-in
U.S. dollar fixed-rate coupon on the U.S. dollar notional amount is 5.371%.

Schedule of Derivative Assets and Liabilities

		At September 30, 2024
	Balance Sheet Location	Fair Value of Derivative Liabilities
Cross-currency swaps	Operating lease and other obligations	$1

Schedule of Related Income Statement Impacts of Derivative Activity

	Income Statement Location	Three Months Ended September 30,	Nine Months Ended September 30,
		2024	2024
Cross-currency swaps	Other (income) and deductions –net (a)	$20	$14

(a)
The fair value gain (loss) on cross-currency swaps attributable to changes in the foreign currency exchange rate was recorded in the same income statement location and offset the loss (gain) due to remeasurement of Euro Notes, resulting in no impact on earnings attributable to change in foreign currency exchange rate. The fair value gain/loss on cross-currency swaps attributable to excluded components was recognized as a component of other comprehensive income or loss.